ERSHARES GLOBAL ENTREPRENEURS (the “Fund”)

Supplement dated January 9, 2026 to the Prospectus dated October 28, 2025, as supplemented

1.	Effective January 8, 2026, the section entitled “Principal Investment Strategies” on page 2 of the Prospectus is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Fund mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 40% of its net assets (plus any borrowing for investment purposes) in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“Foreign Companies”), unless the portfolio manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Fund will invest at least 30% of its total assets in Foreign Companies. The Fund may invest in a broad range of securities in both developed and emerging markets across different industry sectors. The Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies that the manager believes possess entrepreneurial characteristics (as detailed below in “Portfolio Manager Investment Philosophy”). The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and more economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long-term capital appreciation. The Fund invests to a limited degree in privately-offered securities to gain exposure to certain private entrepreneurial companies. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate as it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

2.	Effective January 8, 2026, the section entitled “Performance” beginning on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and 10 years compare with those of an index that reflects a broad measure of market performance. If interim performance information is requested by shareholders, it will be provided upon request by calling 877-271-8811. No performance is shown for the Class A and Retail Class because they are not currently offered for sale, but they may be reopened for purchase in the future. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares Global Entrepreneurs – Institutional Class

Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2025 was 29.76%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	30 June 2020	26.94%
Worst Quarter	31 March 2020	-19.35%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2024)

Institutional Class	1 Year	5 Year	10 Year
Returns before taxes	33.82%	7.37%	8.86%
Returns after taxes on distribution	33.61%	5.04%	7.22%
Returns after taxes on distributions and sale of fund shares	20.14%	5.08%	6.68%
Index
S&P 500® Index(1)	25.02%	14.53%	13.10%
MSCI World Index (Net)(2)(3)	18.67%	11.17%	9.95%

(1)	Effective January 8, 2026, the Fund changed its primary benchmark index from the MSCI World Index (Net) to the S&P 500® Index due to regulatory considerations. The S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.
(2)	Reflects no deductions for fees, expenses or taxes.

(3)	MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

3.	Effective January 8, 2026, the first paragraph in the section entitled “Investment Objective and Investment Strategies” is deleted in its entirety.

4.	Effective January 8, 2026, the section entitled “Related Performance Information for the Fund” beginning on page 22 of the Prospectus is deleted in its entirety and replaced with the following:

RELATED PERFORMANCE INFORMATION FOR THE FUND

Historical Performance of a Comparable Global Entrepreneur Managed Account

The Fund is modeled after a Global Entrepreneur Managed Account managed by Dr. Joel M. Shulman, the Fund’s portfolio manager. The Fund has substantially the same investment objective, policies and restrictions as the Global Entrepreneur Managed Account. This section presents past performance information for the Global Entrepreneur Managed Account.

The performance of the Global Entrepreneur Managed Account, however, does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Global Entrepreneur Managed Account. It is inappropriate and would be inaccurate for an investor to consider the Global Entrepreneur Managed Account’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows the performance of the Global Entrepreneur Managed Account over time. All figures assume dividend reinvestment. The Global Entrepreneur Managed Account’s performance shown is based on a gross of fee portfolio performance. The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A and Retail Class shares, are higher than the expenses of the Global Entrepreneur Managed Account. The performance shown in the bar chart and table for the Global Entrepreneur Managed Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares. The fee schedule for the Fund is included in its prospectus. Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this disclosure:

●	Performance figures are not the performance of the Fund. The Global Entrepreneur Managed Account’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Global Entrepreneur Managed Account’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, Global Entrepreneur Managed Account performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●	There have been significant fluctuations in the market in the past ten years. The performance for the period is shown through December 31, 2024. The markets have been volatile within the past ten years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●	The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Global Entrepreneur Managed Account’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

Global Entrepreneur Managed Account

Calendar Year Returns as of December 31

2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
3.52%	10.62%	33.11%	9.64%	29.56%	39.55%	-7.22%	-32.76%	23.82%	35.33%

Average Annual Total Returns For Periods Ended December 31, 2024

	One Year	Three Year	Five Year	Since Inception
Global Entrepreneur Managed Account[1]	35.33%	4.37%	8.04%	10.55%
S&P 500® Index[2]	25.02%	8.94%	14.53%	10.51%
MSCI World Index -- Gross[3]	19.19%	6.85%	11.70%	10.61%

1.	The Global Entrepreneur Managed Account commenced operations on July 11, 2005. Performance in this table is shown for periods beginning August 1, 2005.
2.	The S&P 500® Index is a broad-based, unmanaged measure of changes in stock market conditions based on the average performance of stocks of 500 large U.S. companies.
3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.

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For more information, please contact a Fund customer service representative toll free at (877) 271-8811.

PLEASE RETAIN FOR FUTURE REFERENCE.

ERSHARES GLOBAL ENTREPRENEURS (the “Fund”)

Supplement dated January 9, 2026 to the Statement of Additional Information (“SAI”)

dated October 28, 2025, as supplemented

Effective January 8, 2026, the Officers table in section entitled “Management,” beginning on page 18 of the SAI is hereby deleted in its entirety and replaced with the following:

Officers
Name (Birth Year)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Carlyn Edgar (1963)	Chief Compliance Officer	Since 2026	Senior Vice President, Apex Fund Services since 2019; Senior Vice President, Atlantic Fund Services 2008-2019.	N/A	None
Eva Adosoglou (1989)	Chief Operations Officer	Since 2019	Chief Operating Officer EntrepreneurShares Series Trust since 2019; Innovative Manager – Wirecard from 2018-2019; Portfolio Manager – Cox Automative, Inc. from 2016- 2018; Financial Analyst – PWC from 2013-2016.	N/A	None

1.	Each officer serves an indefinite term, renewed annually, until the election of a successor.

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For more information, please contact a Fund customer service representative toll free at (877) 271-8811.

PLEASE RETAIN FOR FUTURE REFERENCE.